SIREN DIVCON DIVIDEND DEFENDER ETF

Ticker: DFND

Exchange: Cboe BZX Exchange, Inc.

SUMMARY PROSPECTUS

August 16, 2023

INVESTMENT ADVISER:
SRN ADVISORS, LLC

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.sirenetfs.com. You can also get this information at no cost by calling 1-800-617-0004, by sending an e-mail request to ETF@usbank.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated July 28, 2023, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The investment objective of the Siren DIVCON Dividend Defender ETF (the “DIVCON Defender Fund” or the “Fund”) is to seek long-term capital appreciation by tracking the performance, before fees and expenses, of the Siren DIVCON Dividend Defender Index (the “Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The fees are expressed as a percentage of the Fund’s average daily net assets. This table and the Example below do not include other fees, such as brokerage commissions, that investors may pay on their purchases and sales of Fund shares. If these other fees were included in the table and the Example, the costs shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee		0.85%
Other Expenses		0.99%
Dividend Expenses on Securities Sold Short[1]	0.62%
Borrowing Expenses on Securities Sold Short[2]	0.37%
Other Operating Expenses	0.00%
Acquired Fund Fees and Expenses[3]		0.05%
Total Annual Fund Operating Expenses		1.89%

[1]

When a cash dividend is declared on a stock the Fund has sold short, the Fund must pay an amount equal to that dividend to the party that lent the stock to the Fund and record the payment of the dividend as an expense.

[2]

The Fund may be charged a fee or receive income on borrowed stock in connection with its short sales. This fee or income is calculated daily, based upon the market value of the borrowed stock and a variable rate that is dependent upon the availability of the stock. A net amount of fees is listed as Borrow Expenses on Securities Sold Short.

[3]	Acquired Fund Fees and Expenses (“AFFE”) are fees and expenses incurred by the Fund in connection with its investments in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$192	$594	$1,021	$2,212

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or ‘‘turns over’’ its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the Example, affect the Fund’s performance. During the fiscal year ended March 31, 2023, the portfolio turnover rate of the Fund was 62.40% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to track the performance, before fees and expenses, of the Index. The Index was developed by Reality Shares, Inc. (“Index Provider”). The Index is designed to capitalize on the theory that, over time, companies that consistently grow their dividends tend to have investment returns above overall market returns (each a “Dividend Grower” or “High Quality Company”), and companies that do not grow (or cut) their dividends tend to have investment returns below overall market returns (each a “Dividend Cutter” or “Low Quality Company”). The Index is designed to select the companies for a long position that have the highest probability of increasing their dividend in a 12-month period, the High Quality Dividend Growers, and select the companies for a short position that have the highest probability of decreasing their dividend in a 12-month period, the Low Quality Dividend

Cutters. These Dividend Growers and Dividend Cutters (or High Quality Companies and Low Quality Companies) are determined by Reality Shares’ DIVCON Dividend Health Scoring system, which is a proprietary, rules-based scoring and weighting methodology, and are chosen based on a ranking of each company as determined by its DIVCON Score and DIVCON Rating.

The DIVCON Dividend Health Scoring system begins by identifying the 500 largest U.S. companies based on market capitalization as of the Index reconstitution date and then narrows this universe to those companies that paid an ordinary dividend and announced a future dividend payment during the 12 months preceding such date. The DIVCON Dividend Health Scoring system analyzes seven quantitative factors that the Index Provider has determined to be correlated to a company’s likelihood to increase or decrease future dividends, and weights each factor based on its effectiveness in predicting dividend changes to produce a company’s DIVCON Score. After a DIVCON Score is calculated for each company, it is assigned a rating from 1 to 5 according to the DIVCON Rating system: DIVCON 1, DIVCON 2, DIVCON 3, DIVCON 4 and DIVCON 5. Companies in the DIVCON 1 category are those determined most likely to decrease their dividend in the next twelve months. Companies in the DIVCON 5 category are those determined most likely to increase their dividend in the next twelve months.

The Index consists of a “Long Portfolio” and a “Short Portfolio” (together a “Long/Short Portfolio”). This Long/Short Portfolio seeks to provide more stable investment returns with lower volatility and lower equity market correlation than a long-only portfolio. Through its Long/Short Portfolio, the Index will consist of at least 40 stocks. The Long Portfolio consists of all DIVCON 5 stocks or the 30 stocks with the highest DIVCON Scores, whichever is greater. All stocks in the Long Portfolio are reflected as long positions in such stocks. The value of the Long Portfolio reflected in the Index is expected to increase if the prices of stocks included in the Long Portfolio increase. The Short Portfolio consists of all DIVCON 1 stocks or the 10 stocks with the lowest DIVCON Scores, whichever is greater. All stocks in the Short Portfolio are reflected as short positions in such stocks. The value of the Short Portfolio reflected in the Index is expected to increase if the prices of stocks included in the Short Portfolio decrease. Companies are weighted in each Portfolio based on their DIVCON Scores. Companies with higher DIVCON Scores are weighted more heavily in the Long Portfolio, and companies with lower DIVCON Scores are weighted more heavily in the Short Portfolio.

The Index will direct approximately 75% exposure to the Long Portfolio and approximately 25% exposure to the Short Portfolio. The Index is rebalanced at the end of any calendar quarter if the value of the Short Portfolio has increased 10% or more from the last rebalancing date. The Index also is rebalanced if the value of either the sum of or difference between the Long Portfolio and Short Portfolio changes in an amount greater than predetermined levels, effective the next business day. The Index is reconstituted annually on the first Friday in December. As of March 31, 2023, the market capitalizations of the 500 largest U.S. companies included in the DIVCON Scoring System ranged from $8.6 billion to $3 trillion.

The Adviser employs a passive indexing investment approach. Under normal circumstances, at least 80% of the Fund’s assets, including any borrowings for investment purposes, will be invested in component securities of the Index. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund generally uses a “replication” strategy to achieve its investment objective, meaning that it will invest in all of the securities included in the Index. The Fund may, however, use a representative sampling approach to achieve its investment objective when the Adviser believes it is in the best interest of the Fund. For example, among other reasons, the Fund may use a representative sampling approach when there are practical difficulties or substantial costs involved in replicating the Index or when an Index constituent becomes temporarily illiquid, unavailable or less liquid. When the Fund uses a representative sampling approach, the Fund may invest in a subset, or “sample,” of the securities included in the Index and whose risk, return and performance characteristics generally match the risk, return and performance characteristics of the Index as a whole. The Fund may invest in swaps, futures, forwards, options, exchange traded funds (“ETFs”) and other securities that are not components of the Index that the Adviser believes will help the Fund track the Index.

The Fund seeks to remain fully invested at all times in securities and or financial instruments that, in combination, provide exposure to the Index without regard to market conditions, trends or direction. To the extent the Index has significant exposure to a particular sector or is concentrated in a particular industry, the Fund will necessarily have significant exposure to that sector or be concentrated in that industry. As of the date of this Prospectus, the Fund has significant long exposure to the Technology and Industrial sectors, as each such sector is defined by the Bloomberg Industry Classification Standard. The sectors in which the Index components, and thus the Fund’s investments, may be focused will vary as the composition of the Index changes over time.

Principal Risks

As with all investments, the value of your investment in the Fund can be expected to go up or down. You can lose money on your investment in the Fund, including the possible loss of the entire principal amount of your investment. The principal risk factors affecting your investments in the Fund are set forth below. Each of these factors could cause the value of an investment in the Fund to decline over short- or long-term periods.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Sector Risk: Long Exposure — The following sectors are represented in the Long Portfolio and subject the Fund to the following Sector Risks:

Industrials Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods such as aerospace and defense, building projects, electrical equipment and machinery and companies that offer construction and engineering services. It also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services. It also includes companies that provide transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Technology Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Technology Sector. The Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions, increased competition affecting the Technology Sector and/or other factors. The prices of the securities of companies operating in the Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund that is potentially unlimited. This risk of unlimited loss is particularly heightened because the investment objective of the Fund is to seek long-term capital appreciation by tracking the performance, before fees and expenses, of the Index, and the Adviser may not exit a short position if doing so would cause the Fund not to achieve its investment objective.

The use of short sales may also cause the Fund to incur expenses related to borrowing securities. There can be no guarantee that a stock included in the Short Portfolio of the Index will be available on the open market for the Fund to sell short. Under these circumstances, the Fund may sell short a different security in order to provide a similar economic effect as if the stock or stocks in the Short Portfolio were available. However, such strategy may not prove successful, and the Fund could experience a loss or its performance could deviate from the performance of the Index.

ETF Risks — The Fund is an ETF and, as a result of this structure, it is exposed to the following risks:

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk — Each Fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk — The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., short positions). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Index-Related Risk — Errors in index data, index computations and/or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its shareholders and any losses or costs resulting from Index Provider errors will be borne by the Fund and its shareholders.

Market Trading Risk — As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Fund share typically will approximate its net asset value (“NAV”), there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. Although the Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads. Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). In times of market stress, the Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV.

Passive Strategy Risk — The Fund is not actively managed. Rather, the Fund attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund will hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Quantitative Model Risk — The Index is constructed using a rules-based methodology based on quantitative models developed by Reality Shares, Inc. These quantitative models may be incomplete, flawed or based on inaccurate assumptions and, therefore, may lead to the selection of assets for inclusion in the Index that produce inferior investment returns or provide exposure to greater risk of loss. As a result, the Fund’s performance may be lower or the Fund may be subject to greater risk than if the Index had not been constructed using quantitative modeling because the Fund invests a substantial portion of its assets in the component securities of the Index.

Tracking Error Risk — Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of a number of factors, including: (i) differences between the securities and other instruments, or the weightings thereof, held in the Fund’s portfolio and those included in the Index, (ii) pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), (iii) Fund fees and expenses, including transaction costs, (iv) the Fund’s holding of uninvested cash, (v) differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, (vi) the requirements to maintain pass-through tax treatment, (vii) portfolio transactions carried out to minimize the distribution of capital gains to shareholders, and (viii) changes to the Index or the costs of complying with various new or existing regulatory requirements. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions.

Investment in Other Investment Companies Risk — To the extent the Fund invests in other investment companies, such as mutual funds and other ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. Federal securities laws impose limitations on the Fund’s ability to invest in other investment companies.

Use of Derivatives Risk — Investments in options, swaps, forward contracts and futures contracts are subject to a number of risks, including correlation risk, market risk, leverage risk and liquidity risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the derivative’s underlying reference asset, rate or index. Market risk is described above. Leverage risk is the risk that the use of a derivative will amplify the effects of market volatility on the Fund’s share price or cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations pursuant to the derivative contract. Liquidity risk is the risk that certain instruments may be difficult or impossible to buy or sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. The Fund’s use of forward contracts and swaps is also subject to counterparty credit risk and valuation risk. Counterparty credit risk is the risk that the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these factors could have a negative impact on the Fund’s ability to implement its investment strategy, could cause the Fund to lose money and could have a negative impact on the value of your investment.

Performance Information

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund’s performance for year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years and since inception compare with those of the Index and a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Before the Fund commenced operations, the Fund acquired the assets and liabilities of the Predecessor Defender Fund on November 23, 2020 (the “Reorganization”). As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Defender Fund prior to the date of the Reorganization. Accordingly, the performance shown for periods prior to the Reorganization represents the performance of the Predecessor Defender Fund.

Updated performance for the Fund is available at www.sirenetfs.com.

Best Quarter	Worst Quarter
10.53%	(11.91)%
(06/30/2020)	(03/31/2022)

The performance information shown above is based on a calendar year. The Fund’s performance from January 1, 2023 to June 30, 2023 was 10.55%.

Average Annual Total Returns for Periods Ended December 31, 2022

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

SIREN DIVCON DIVIDEND DEFENDER ETF	1 Year	5 Years	Since Inception (01/14/16)
Fund Returns Before Taxes	(19.29)%	4.85%	5.55%
Fund Returns After Taxes on Distributions	(19.35)%	4.74%	5.47%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	(11.38)%	3.74%	4.35%
Siren DIVCON Dividend Defender Index (reflects no deduction for fees, expenses, or taxes)	(17.81)%	5.58%	6.30%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	(18.11)%	9.42%	12.78%

Investment Adviser

SRN Advisors, LLC serves as the investment adviser to the Fund.

Portfolio Manager

Scott Freeze, President of the Adviser, has served as portfolio manager of the Fund since November 2020.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) shares to certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of 25,000 shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated basket of in-kind securities and/or cash.

The shares of the Fund are listed on the Cboe BZX Exchange, Inc. (the “Exchange”). Individual Fund shares may only be purchased and sold on the Fund’s Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at net asset value (“NAV”), shares may trade at a price greater than NAV (premium) or less than NAV (discount). Most investors will incur customary brokerage commissions or other charges when buying or selling shares of the Fund through a broker-dealer. Investors also may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV per share, market price, premium or discount and bid-ask spread is available on the Fund’s website at www.sirenetfs.com.

Tax Information

The Fund’s distributions are taxable and generally will be taxed as ordinary income or capital gains, unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investment through such accounts may be subject to taxation upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SIREN-DFND-SUM-23